UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report February 23, 2007
(Date of earliest event reported October 11, 2006)

NEW ORIENTAL ENERGY & CHEMICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-125131	20-1917956
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code (86) 27 853 75701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends the Form 8-K of New Oriental Energy & Chemical Corp. (formerly Sports Source, Inc.) (the “Company”), dated October 13, 2006.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Fiscal Year

As part of the Share Exchange, the Company amended Section 2 of Article VII of the Bylaws of the Company to adopt the fiscal year end of Kinfair, March 31. The amended and restated Section 2 of Article VII of the Bylaws of the Company is attached as Exhibit 3.2 to this report. The Company has filed a quarterly report on Form 10-QSB covering the transition period.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.2	Section 2 of Article VII of the Bylaws of New Oriental Energy & Chemical Corp. (formerly Sports Source, Inc.), as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2007

NEW ORIENTAL ENERGY & CHEMICAL CORP.

By:	/s/ Wang Gui Quan
Name: Wang Gui Quan
Title President

EXHIBIT INDEX

Exhibit Number	Description

3.2	Section 2 of Article VII of the Bylaws of New Oriental Energy & Chemical Corp. (formerly Sports Source, Inc.), as amended.